805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX SERIES FUNDS
RYDEX DYNAMIC FUNDS
RYDEX VARIABLE TRUST
RYDEX ETF TRUST

Supplement dated December 7, 2016 to the currently effective Statements of Additional Information (collectively, the “SAIs”) of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust (collectively, the “Trusts”).

This supplement provides new and additional information beyond that contained in the Trusts’ SAIs and should be read in conjunction with the Trusts’ SAIs.

Effective immediately, the changes set forth below regarding the Trustees and officers of the Trusts are made to the “Management of the Trust” section of each SAI.

I.    Board Committee Membership Changes

At a meeting of the Boards of Trustees of the Trusts (collectively, the “Board”) held on November 17, 2016, the Board conducted its annual review of its standing committees and committee membership. In doing so, the following changes were made to the composition of the Board’s Compliance and Risk Oversight, Governance, Investment and Performance, and Nominating Committees:

•	Ms. Angela Brock-Kyle joins Messrs. John Demaret (Chair), J. Kenneth Dalton, Werner Keller and Patrick McCarville as a member of the Trusts’ Compliance and Risk Oversight Committee.

•	Ms. Sandra Sponem joins Messrs. John Demaret (Chair), Corey Colehour and Werner Keller as a member of the Trusts’ Investment and Performance Committee.

•
Mr. Thomas F. Lydon replaces Mr. Patrick McCarville as Chair of the Trusts’ Governance Committee. In addition, Ms. Angela Brock-Kyle joins Messrs. Thomas F. Lydon (Chair), Corey Colehour, Werner Keller and Patrick McCarville as a member of the Trusts’ Governance Committee.

•	Ms. Sandra Sponem joins Messrs. Patrick McCarville (Chair), John Demaret, Werner Keller and Thomas F. Lydon as a member of the Trusts’ Nominating Committee.

In addition, under the sub-headings “Board Standing Committees - Audit Committee” the first sentence of the paragraph is deleted in its entirety and replaced with the following:

The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust.

II.    Trust Officer Changes

Effective October 4, 2016, and in connection with the closing of Mitsubishi UFJ Trust and Banking Corporation’s acquisition of Rydex Fund Services, LLC, now known as MUFG Investor Services (US), LLC, Mr. Nikolaos Bonos resigned as Vice President and Treasurer of the Trusts and Messrs. Joseph Arruda and Paul Davio each resigned as Assistant Treasurer of the Trusts. Effective upon the resignation of Messrs. Bonos, Arruda and Davio, Mr. John Sullivan was appointed as Chief Financial Officer of the Trusts and James Howley, Kimberly Scott, Adam Nelson, Keith Kemp and Glenn McWhinnie were each appointed as Assistant Treasurer of the Trusts.

Therefore, effective immediately, under the headings “Management of the Trust - Officers”, the references to and biographical information for Messrs. Bonos, Arruda and Davio are deleted in their entirety and replaced with the following:

Name, Address and Year of Birth of Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present).
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

James Howley (1972)	Assistant Treasurer (2016-present).
Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith Kemp (1960)	Assistant Treasurer (2016-present).
Current: Managing Director, Transparent Value, LLC (2015-present); Managing Director, Guggenheim Investments (2010-present).

Former: Director, Transparent Value, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Name, Address and Year of Birth of Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present).
Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).

Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

Adam Nelson (1979)	Assistant Treasurer (2016-present).
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly Scott (1974)	Assistant Treasurer (2016-present).
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration of Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Please retain this supplement for future reference.

SAI-COMBO-RYDEX-1216